GE INVESTMENTS FUNDS, INC.

Total Return Fund

(Class 3)

Supplement dated April 13, 2016

To the Statutory Prospectus dated May 1, 2015,

as supplemented on March 30, 2016 and

Summary Prospectus dated May 1, 2015, as supplemented

on March 30, 2016

The GE Investments Funds, Inc. statutory prospectus dated May 1, 2015, as supplemented (the “Prospectus”), and the GE Investments Total Return Fund (the “Fund”) summary prospectus dated May 1, 2015 (the “Summary Prospectus”) are revised as follows:

Total Return Fund

BlackRock Investment Management, LLC (“BlackRock”), the Fund’s sub-adviser, recently announced that Mr. Christopher Bliss, a portfolio manager of the Fund and a managing director of BlackRock, had left the firm to pursue opportunities outside of BlackRock. As a result of the departure, the Summary Prospectus and Prospectus are revised as follows:

On page 4 of each of the Summary Prospectus and the Prospectus, the sub-section entitled “Portfolio Managers” under the section entitled “Portfolio Management” is deleted in its entirety and replaced with the following:

Portfolio Managers

The primary individual portfolio managers of the Fund are:

Portfolio Manager	Portfolio manager experience in this Fund	Primary title with Investment Adviser/Sub-Adviser
Jeffrey Palma	3 years	Senior Vice President, Chief Market Strategist
David Wiederecht	4 years	President and Chief Investment Officer — Investment Solutions
Alan Mason	3 years	Managing Director of BlackRock, Inc.
Greg Savage, CFA	3 years	Managing Director of BlackRock, Inc.
Scott Radell, CFA	3 years	Managing Director of BlackRock, Inc.

On page 18 of the Prospectus, the section entitled “About the Sub-Adviser” is deleted in its entirety and replaced with the following:

About the Sub-Adviser

GE Asset Management seeks to make the best managers available to Fund shareholders, whether that means accessing GE Asset Management’s wealth of internal talent or using external talent (sub-advisers). When GE Asset Management feels the need to access specialists outside, it investigates and engages sub-advisers with strong performance records and styles that match the investment objective of the Fund. GE Asset Management is proud to engage the following sub-adviser who is primarily responsible for the day-to-day management of the Fund’s assets. The following sets forth biographical information for those individuals who are primarily responsible for managing the Fund’s investments. As with GE Asset Management’s portfolio managers, the sub-adviser may change the portfolio managers from time to time.

The Total Return Fund’s assets are allocated to and managed by BlackRock. GE Asset Management is responsible for allocating the U.S. equity, international equity and fixed income portions of the Fund to BlackRock (“Allocated Assets”) and for managing the Fund’s cash position. BlackRock’s Allocated Assets are managed by Alan Mason, Greg Savage, CFA, Rachel Aguirre, Scott Radell, CFA, James Mauro and Karen Uyehara.

BlackRock Investment Management, LLC

1 University Square

Princeton, NJ 08540

BlackRock is a registered investment adviser and commodity pool operator organized in 1999. It is an indirect wholly-owned subsidiary of BlackRock, Inc. As of December 31, 2015, BlackRock, Inc. managed $4.6 trillion across equity, fixed income, real estate, liquidity, alternatives, and asset allocation/balanced strategies for institutional and retail clients. Key professionals involved in the day-to-day portfolio management for the Total Return Fund are:

Alan Mason has been a Managing Director of BlackRock, Inc. since 2009. Previously, Mr. Mason was a Managing Director of Barclays Global Investors from 2008 to 2009 and a Principal from 1996 to 2008.

Greg Savage, CFA has been a Managing Director of BlackRock, Inc. since 2010 and became a Director in 2009. Previously, Mr. Savage was a Principal of Barclays Global Investors from 2007 to 2009 and an Associate from 1999 to 2007.

Rachel Aguirre has been a Director of BlackRock, Inc. since 2012 and became a Vice President in 2009. Previously, Ms. Aguirre was a Principal of Barclays Global Investors from 2005 to 2009.

Scott Radell, CFA has been a Managing Director of BlackRock, Inc. since 2009 and has been Co-Head of U.S. Fixed Income Portfolio Solutions within BlackRock’s Model-Based Fixed Income Portfolio Management Group since 2009. Previously, Mr. Radell was a portfolio manager of Barclays Global Investors from 2004 to 2009.

James Mauro has been a Managing Director of BlackRock, Inc. since 2010 and previously was a Vice President of SSGA from 2001 to 2010.

Karen Uyehara has been a Director of BlackRock, Inc. since 2010 and previously was a portfolio manager of Western Asset Management Company from 2005 to 2010.

This Supplement should be retained with your

Summary Prospectus and Prospectus for future reference.